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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 18, 2002

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

                DELAWARE                     001-31465           35-2164875
      (State or other jurisdiction       (Commission File     (I.R.S. Employer
   of incorporation or organization)          Number)        Identification No.)

       601 JEFFERSON, SUITE 3600
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip code)



       Registrant's telephone number, including area code: (713) 751-7507

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ITEM 5.  OTHER EVENTS.


         Reference is made to the Natural Resource Partners L.P. press release attached hereto as Exhibit 99.1 and incorporated by reference herein, which relates to the company's appointment of two independent directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.   Description

99.1          Press release issued October 22, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATURAL RESOURCE PARTNERS L.P.
                                     (Registrant)

                                     By:  NRP (GP) LP
                                          its General Partner

                                     By:  GP Natural Resource Partners LLC
                                          its General Partner

                                          /s/ DWIGHT L. DUNLAP
                                          --------------------------------------
                                          Dwight L. Dunlap
                                          Chief Financial Officer and Treasurer

         Dated: October 22, 2002



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                                 EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
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
99.1       Press release issued October 22, 2002